UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 21, 2015

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Item 5.02(c)	Appointment of Howard J. Weissman as Controller and Chief Accounting Officer

On May 21, 2015, the Board of Directors of Extended Stay America, Inc. (“Extended Stay”) and the Board of Directors of ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay, the “Company”) appointed Howard J. Weissman as Controller and Chief Accounting Officer of Extended Stay and ESH REIT, effective May 21, 2015.

Mr. Weissman, 46, has served as Extended Stay’s Corporate Controller since November 2013 and served in the same position at HVM from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

There are no arrangements or understandings between Mr. Weissman and any other person pursuant to which Mr. Weissman was appointed as Controller and Chief Accounting Officer of the Company. Mr. Weissman has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between Mr. Weissman and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Item 5.02 (e)	Adoption of Plans and Form of Award Agreement

On May 21, 2015, Extended Stay held its 2015 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). This Current Report on Form 8-K is being filed with the Securities and Exchange Commission to report the effectiveness of grants of restricted stock units (“RSUs”) to certain named executive officers of Extended Stay America, Inc. that had previously been approved by the Board of Directors of Extended Stay, subject to the approval of the Extended Stay America, Inc. Amended and Restated Long-Term Incentive Plan (the “Extended Stay Plan”) by Extended Stay’s shareholders at the Extended Stay Annual Meeting. At the Extended Stay Annual Meeting, Extended Stay’s shareholders voted in favor of adopting the Extended Stay Plan, and in connection therewith, the awards of RSUs to certain of Extended Stay’s named executive officers as set forth in the table below became effective.

Name & Position	Time-Based Restricted Stock Units	Performance-Based Restricted Stock Units
Jonathan S. Halkyard, Chief Financial Officer	11,100	16,650
Kevin A. Henry, Executive Vice President and Chief Human Resources Officer	8,073	12,109
M. Thomas Buoy, Executive Vice President, Pricing & Revenue Management	4,642	6,962

A summary of the material terms of the Extended Stay Plan is included in the Extended Stay Proxy Statement. The summary of the Extended Stay Plan contained in the Extended Stay Proxy Statement is incorporated by reference into this Item 5.02(e) and qualified in its entirety by reference to the actual text of the Extended Stay Plan, a complete copy of which is filed as an appendix to the Extended Stay Proxy Statement.

The grants of RSUs to the named executive officers are subject to each grantee’s execution of an award agreement substantially in the form of the Restricted Stock Unit Agreement included as Exhibit 10.1 to this Current Report on Form 8-K (the “Award Agreement”). A certain number of the RSUs granted are time-vesting RSUs (the “Time-Based RSUs”) and a certain number of the RSUs granted are performance-vesting RSUs (“Performance-Based RSUs”). The Performance-Based RSUs are subject to performance-vesting conditions based on (i) achievement of annual EBITDA targets (the “Annual EBITDA Targets”) and (ii) achievement of total shareholder return measured over a three-year period (the “TSR Targets”).

The Award Agreement provides that (i) one-third (33 1/3%) of the Time-Based RSUs will vest on each of the first, second and third anniversaries of March 12, 2015, (ii) one-third (33 1/3%) of the Performance-Based RSUs subject to Annual EBITDA Targets will vest on the last day of each of the 12-month periods ending December 31, 2015, December 31, 2016 and December 31, 2017, subject to achievement of Annual EBITDA Targets as set forth in the Award Agreement and (iii) the Performance-Based RSUs subject to the TSR Targets will vest on December 31, 2017, subject to achievement of specified TSR Targets as set forth in the Award Agreement.

In the event of a termination of employment for any reason, all unvested Time-Based RSUs and unvested Performance-Based RSUs generally shall be forfeited without consideration as of the date of such termination. In the event of a Change in Control (as defined in the Extended Stay Plan), all unvested Time-Based RSUs and unvested Performance-Based RSUs shall become vested upon such Change in Control.

The Board previously adopted a form of award agreement for time-vesting RSUs included as Exhibit 10.2 to this Current Report on Form 8-K, the terms of which are consistent with the terms applicable to the Time-Based RSUs described above.

The foregoing descriptions of the award agreements are qualified in their entirety by reference to the full texts of the agreements, which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

On May 21, 2015, ESH REIT held its 2015 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). As further described in Item 5.07 of this Current Report on Form 8-K, at the ESH REIT Annual Meeting, shareholders of ESH REIT approved the adoption of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan (the “ESH REIT Plan”). A summary of the material terms of the ESH REIT Plan is included in the ESH REIT Proxy Statement (as defined below). The summary of the ESH REIT Plan contained in the ESH REIT Proxy Statement is incorporated by reference into this Item 5.02(e) and qualified in its entirety by reference to the actual text of the ESH REIT Plan, a complete copy of which is filed as an appendix to the ESH REIT Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 21, 2015 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2016 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	197,679,588	146,952	—

Michael A. Barr	186,672,508	11,154,032	—

James L. Donald	193,951,389	3,875,151	—

William A. Kussell	197,483,775	342,765	—

William D. Rahm	186,494,859	11,331,681	—

William J. Stein	187,471,415	10,355,125	—

Richard F. Wallman	197,440,408	386,132	—

Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
199,294,015	6,678	39,044	—

Item 3 – Approval of the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan

Extended Stay’s shareholders approved the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,981,595	3,843,917	1,028	—

Item 4 – Approval of the Extended Stay America, Inc. Annual Incentive Plan

Extended Stay’s shareholders approved the Extended Stay America, Inc. Annual Incentive Plan as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,570,462	4,255,250	828	—

At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 21, 2015 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2016 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	448,688,434	146,852	—

Christopher K. Daniello	406,138,129	42,697,157	—

James L. Donald	406,936,836	41,898,450	—

Kevin W. Dinnie	406,244,729	42,590,557	—

Lisa Palmer	406,674,643	42,160,643	—

Ty E. Wallach	406,244,726	42,590,560	—

Richard F. Wallman	448,157,215	678,071	—

Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
450,297,453	6,587	46,632	—

Item 3 – Approval of the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan

ESH REIT’s shareholders approved the Amended and Restated ESH Hospitality, Inc. Long-Term Incentive Plan as disclosed in the ESH REIT Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
444,999,161	3,834,855	1,270	—

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1†	Form of Extended Stay America, Inc. Amended and Restated Long-Term Incentive Plan Restricted Stock Unit Agreement (Time-Vesting & Performance Vesting).

10.2†	Form of Extended Stay America, Inc. Amended and Restated Long-Term Incentive Plan Restricted Stock Unit Agreement (Time-Vesting).

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 21, 2015	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel

ESH HOSPITALITY, INC.

Date: May 21, 2015	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1†	Form of Extended Stay America, Inc. Amended and Restated Long-Term Incentive Plan Restricted Stock Unit Agreement (Time-Vesting & Performance Vesting).

10.2†	Form of Extended Stay America, Inc. Amended and Restated Long-Term Incentive Plan Restricted Stock Unit Agreement (Time-Vesting).

†	Management contract or compensatory plan or arrangement.